UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 27, 2019

Alpine 4 Technologies Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

855-777-0077 ext 801
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2019, the Board of Directors of Alpine 4 Technologies Ltd., a Delaware corporation (the “Company”), unanimously adopted a resolution to amend and restate the Company's Certificate of Incorporation as amended to date (the “Amendment”) to create a new class of common stock, the Class C Common Stock, and to make certain other changes to the capital structure of the Company, and approving the Amendment and recommending it to the shareholders of the Company for their approval.  In lieu of holding a meeting, the Board of Directors determined to permit the Company's shareholders to vote by written consent.

The Company filed a preliminary proxy statement in connection with the Amendment on June 14, 2019, amendments to the preliminary proxy statement on June 21 and 24, 2019, and a Definitive Proxy Statement on June 28, 2019.

On July 12, 2019, the Company closed the voting period in connection with a proposed amendment to the Company's Certificate of Incorporation to create a new class of common stock titled Class C Common Stock, for which the Board of Directors solicited votes by written consent (the “Written Consent”). In connection with the Written Consent, the Company's Board of Directors had approved an Amended and Restated Certificate of Incorporation to change the capital structure of the Company, and recommended the amendment to the shareholders of the Company.  On July 12, 2019, the shareholders approved the filing of the Amended and Restated Certificate of Incorporation to change the capital structure of the Company.

On August 27, 2019, the Company filed a Certificate of Amendment (the “Amendment”) to the Certificate of Incorporation with the Secretary of State of Delaware to change the capital structure of the Company and to file the Amendment.  The Amendment became effective on the date of filing.

The details relating to the specific changes made to the Company’s Certificate of Incorporation were provided in the Company’s Definitive Proxy Statement.

ITEM 8.01    Other Information.

On August 29, 2019, the Company announced to its shareholders that its Board of Directors had previously declared a stock dividend to be issued to shareholders of the Company as of July 12, 2019, and that the dividend would be paid on September 3, 2019.  The dividend will consist of newly created shares of the Company’s Class C Common Stock, consisting of 1 share of Class C common stock for every 10 shares of Class A common stock the shareholders owned as of July 12, 2019, the record date for the dividend.

ITEM 9.01    Financial Statement and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation dated August 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

 Date: August 30, 2019